UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-4075
                                   ------------


                         AXP INTERNATIONAL SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     10/31
                         --------------
Date of reporting period:     4/30
                         --------------

AXP(R)
   European Equity
                Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  April 30, 2004

AXP European Equity Fund seeks to provide shareholders with capital appreciation.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             8

Financial Statements                                                 12

Notes to Financial Statements                                        15

Proxy Voting                                                         23

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF APRIL 30, 2004

PORTFOLIO MANAGERS

Portfolio manager                   Since             Years in industry
Dominic Baker*                      10/03                    11
Rob Jones*                          10/03                    11

* The Fund is managed by a team led by Dominic Baker and Rob Jones.

FUND OBJECTIVE

For investors seeking capital appreciation.

Inception dates
A: 6/26/00      B: 6/26/00      C: 6/26/00      Y: 6/26/00

Ticker symbols
A: AXEAX        B: AEEBX        C: --           Y: --

Total net assets                                         $128.1 million

Number of holdings                                                  100

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
           X               LARGE
           X               MEDIUM   SIZE
           X               SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

United Kingdom 35.7%
France 15.3%
Switzerland 12.8%
Germany 9.6%
Netherlands 6.2%
Spain 4.3%
Italy 3.9%
Sweden 3.3%
Ireland 3.1%
Austria 2.4%
United States 1.4%
Denmark 1.1%
Finland 0.9%

TOP TEN HOLDINGS

Percentage of portfolio assets

BP (United Kingdom)                                                 3.8%
Vodafone Group (United Kingdom)                                     3.6
HSBC Holdings (United Kingdom)                                      3.3
UBS (Switzerland)                                                   3.0
Total (France)                                                      2.8
Royal Bank of Scotland Group (United Kingdom)                       2.6
Novartis (Switzerland)                                              2.0
Credit Suisse Group (Switzerland)                                   1.8
GlaxoSmithKline (United Kingdom)                                    1.7
Man Group (United Kingdom)                                          1.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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3   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, AXP European Equity Fund portfolio managers Dominic Baker and Rob Jones of Threadneedle Asset Management in London describe the Fund's positioning and results for the six months ended April 30, 2004. Threadneedle portfolio managers assumed responsibility for the Fund on Oct. 20, 2003.

Q: How did AXP European Equity Fund perform for the six months ended April 30, 2004?

A: AXP European Equity Fund's Class A shares, excluding sales charge, rose 7.85% for the six-month period ended April 30, 2004. This was less than the Fund's benchmark, the MSCI Europe Index, which advanced 13.08% for the period. The Lipper European Funds Index, representing the Fund's peer group, rose 13.01% for the same time frame.

Q:   What changes were made to the Fund?

A: When we assumed responsibility for the Fund in late October, we felt that the Fund's portfolio reflected an overly defensive position that was not fully capturing the recovery in the European equity markets. Historically, stocks in the cyclical sectors benefit from a growing global economy. Given our optimism about global growth, we made the following changes to the portfolio in late October and early November 2003:

     o We reduced the Fund's large cap emphasis and added more mid-cap stocks. Mid-cap, as well as small-cap, stocks tend to benefit more during periods of accelerating economic

(bar chart)
                          PERFORMANCE COMPARISON
               For the six-month period ended April 30, 2004
15%
                                     (bar 2)              (bar 3)
12%                                  +13.08%              +13.01%

 9%            (bar 1)
               +7.85%
 6%

 3%

 0%

(bar 1) AXP European Equity Fund Class A (excluding sales charge)
(bar 2) MSCI Europe Index(1) (unmanaged)
(bar 3) Lipper European Funds Index(2)

(1) The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index for European portfolios. It is compiled by MSCI in Geneva from a capitalization market of various European Countries. Income is included. The MSCI Europe Index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper European Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Although the Bank of England has raised rates by 0.25% on two occasions during the reporting period, we see no immediate threat of higher rates from the European Central Bank.(end callout quote)

         growth. We believed that mid-cap stocks offered the most capital appreciation potential in the market environment at that time (i.e., early November 2003).

     o We increased the number of stocks in the portfolio from 50 to a target of 90. We believe holding fewer stocks results in a portfolio that is too concentrated and is subject to too much volatility.

     o We focused on stocks poised to benefit from greater economic growth in Europe. We increased the Fund's positions in industrial, capital goods and

AVERAGE ANNUAL TOTAL RETURNS
                                 Class A                  Class B                    Class C                 Class Y
(Inception dates)               (6/26/00)                (6/26/00)                  (6/26/00)               (6/26/00)
                           NAV(1)     POP(2)       NAV(1)    After CDSC(3)     NAV(1)    After CDSC(4)   NAV(5)    POP(5)
as of April 30, 2004
6 months*                  +7.85%     +1.67%        +7.49%       +3.49%        +7.41%     +6.41%        +7.75%    +7.75%
1 year                    +23.88%    +16.75%       +22.85%      +18.85%      +23.19%     +23.19%       +24.12%   +24.12%
Since inception            -8.20%     -9.61%        -8.89%       -9.36%       -8.89%      -8.89%        -8.09%    -8.09%

as of March 31, 2004
6 months*                +17.54%    +10.77%       +17.28%      +13.28%       +17.19%     +16.19%       +17.77%   +17.77%
1 year                   +41.61%    +33.46%       +40.64%      +36.64%       +40.53%     +40.53%       +41.88%   +41.88%
Since inception           -7.75%     -9.19%        -8.44%       -8.93%        -8.45%      -8.45%        -7.63%    -7.63%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT

Questions & Answers

          services, and financial stocks. We reduced positions in energy, utilities, consumer staples, and health care.

     As part of this restructuring, we implemented Threadneedle's dynamic investment process to capitalize on opportunities across all sectors and style disciplines, which require us to adapt to current market conditions. We actively manage sector weightings, assess the economic environment and analyze market and stock specific risks. We strive for both consistent performance and effective risk management.

Q:   What factors most significantly affected performance?

A: With the backdrop of relatively moderate growth in Europe, albeit slower than the U.S. and Asia, the greatest effect on the Fund's overall performance this period was the performance of certain holdings. On the downside, Swiss Life has been one of our key holdings in the Fund since we assumed portfolio management responsibility in late October. The company sold a bank they owned to their parent company. This hurt the stock price and, in turn, impacted the Fund. BMW, another sizeable position in the Fund, lost ground over the period. We have had many conversations with BMW management, and we believe they execute well on their business model. Their plans were solid; they communicated these plans to investors, and then executed their plans well. However, when the U.S. dollar moved up so strongly in January, it hurt European exports. The United States is a key market for BMW and this currency fluctuation hurt BMW's profits, which in turn, affected the value of their stock. We are still optimistic about BMW and remain invested.

     Nokia, the leading supplier of cellular phone handsets, had been a favored holding in the Fund following encouraging figures in January. However, in early April the company issued a surprise profit warning and the stock fell substantially in one day. Initially we continued to be optimistic and retained our position because of a favorable valuation, but a week later Nokia issued a second profit warning. At this point, we sold the Fund's position in the stock. We continue to hold a greater-than-index position in its competitor, Ericsson, which is more geared into transmission equipment and at the same time is gaining market share in handsets at Nokia's expense.

     At the start of 2004, a very negative event occurred in the Fund's position in Adecco, a Swiss temporary employment company. We had a greater-than-index position in this stock when it dropped 40% in one day (January 12). The key reason for the drop was that Adecco announced that they were postponing the release of their annual report because of accounting investigations and irregularities at one of Adecco's subsidiaries in the United States. We sold out of our entire position that day.

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6   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT

Questions & Answers

     On the positive side, ProSiebenSat1, a German broadcaster that is one of our mainstream stocks was added to the Fund at the beginning of this reporting period. ProSiebenSat1 was buoyed up by very strong advertising figures coming out of Germany. These results demonstrated consecutive long-term growth as well as notable growth in ad revenues. Advertising on television is highly correlated with the health of the underlying economy and also the confidence of individual companies. Strong advertising results and the performance of ProSeibenSat1 leads us to believe that confidence is increasing with both manufacturers and consumers in Germany.

     Another holding that benefited performance this period is Porsche, the sports car maker. Porsche is enjoying growth and introduced an upscale sports utility vehicle, the Cayenne, in 2003. The company will be releasing a new 911 model, which is scheduled to go to market in July 2004, and the Boxster model, due out in early 2005. Both of these models are expected to generate considerable excitement in the marketplace.

     In the alternative financial sector, Man Group, a leading provider of alternative investment products -- such as hedge funds -- performed very well. Another stellar performer was Nobel Biocare, a Swiss manufacturer of dental implants. Nobel Biocare falls into the small-cap part of the market, and it contributed significantly to performance.

Q: How is the Fund currently positioned and how do you intend to manage the Fund in the months ahead?

A: We remain cautiously optimistic about the outlook for equity markets in Europe and expect to see healthy economic recovery continuing. Although the Bank of England has raised rates by 0.25% on two occasions during the reporting period (with a third 0.25% increase in early May), we see no immediate threat of higher rates from the European Central Bank. Inflation continues to be low in Europe, and a rate hike might affect the pace of Europe's economic recovery. However, higher oil prices could feed through to push inflation to the 2% level.

     Six months ago, we positioned the Fund with a strong cyclical focus. Cyclical stocks tend to have reasonably short, dramatic periods of outperformance, and we believe that period is coming to an end. Going forward, we favor later cyclical stocks, such as media and selective consumer plays. We will also reduce our exposure to the industrial sector. We are selectively taking profits from some small- and mid-cap stocks in the Fund and moving into large-cap stocks that fit our investment criteria. Overall, we continue to favor growth-oriented companies where the potential for earnings upgrades will come through.

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7   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT

Investments in Securities

AXP European Equity Fund

April 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.7%)(c)
Issuer                                            Shares           Value(a)

Austria (2.4%)

Banks and savings & loans (0.4%)
Erste Bank der
  oesterreichischen Sparkassen                     3,525           $527,235

Building materials & construction (0.5%)
Wienerberger                                      19,720            643,769

Utilities -- telephone (1.5%)
Telekom Austria                                  128,534(b)       1,886,300

Denmark (1.1%)

Industrial transportation (0.4%)
A P Moller - Maersk                                   83            522,576

Insurance (0.7%)
Topdanmark                                        15,064(b)         885,376

Finland (0.8%)

Computer software & services
TietoEnator                                       36,483          1,086,109

France (15.1%)

Airlines (0.7%)
Air France                                        49,386            859,659

Automotive & related (1.0%)
Renault                                           17,440          1,300,596

Banks and savings & loans (1.6%)
BNP Paribas                                       34,456          2,068,041

Beverages & tobacco (0.9%)
LVMH Moet Hennessy
  Louis Vuitton                                   16,879          1,188,997

Computer software & services (0.9%)
Atos Origin                                       20,223(b)       1,171,382

Energy (2.8%)
Total                                             19,107          3,531,954

Health care products (1.0%)
Aventis                                           16,956          1,290,909

Health care services (0.9%)
Essilor Intl                                      19,496          1,140,016

Insurance (1.3%)
Axa                                               80,627          1,697,105

Machinery (0.5%)
Schneider Electric                                10,351            696,907

Media (0.5%)
Publicis Groupe                                   19,499            583,995

Multi-industry (1.5%)
Sanofi-Synthelabo                                  8,670            550,493
Vivendi Universal                                 55,428(b)       1,393,793
Total                                                             1,944,286

Utilities -- telephone (1.5%)
France Telecom                                    77,511(b)       1,869,234

Germany (7.3%)

Automotive & related (2.3%)
Bayerische Motoren Werke                          31,251          1,346,669
Continental                                       37,833          1,641,179
Total                                                             2,987,848

Building materials & construction (0.7%)
Hochtief                                          32,688            913,999

Computer software & services (1.7%)
SAP                                                7,841          1,188,280
T-Online Intl                                     87,086(b)         946,264
Total                                                             2,134,544

Electronics (1.5%)
Siemens                                           26,558          1,916,942

Insurance (0.6%)
Allianz                                            7,013            743,623

Utilities -- telephone (0.5%)
Deutsche Telekom                                  35,095(b)         605,431

See accompanying notes to investments in securities.

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8   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Ireland (3.1%)

Banks and savings & loans (2.2%)
Anglo Irish Bank                                 118,211         $1,933,068
Bank of Ireland                                   72,109            873,368
Total                                                             2,806,436

Building materials & construction (0.9%)
CRH                                               56,211          1,191,932

Italy (3.9%)

Banks and savings & loans (0.6%)
Banco Popolare di
  Verona e Novara                                 48,176            801,082

Energy (1.3%)
Eni                                               77,019          1,564,877

Insurance (0.6%)
Riunion Adriatica di Sicurta                      43,909            803,773

Media (0.5%)
Mediaset                                          56,603            620,465

Utilities -- electric (0.9%)
Enel                                             144,037          1,147,499

Netherlands (6.2%)

Banks and savings & loans (0.9%)
ING Groep                                         52,512          1,124,819

Computer software & services (1.0%)
Buhrmann                                         131,762          1,243,864

Energy (1.3%)
Royal Dutch Petroleum                             37,569          1,825,960

Food (0.6%)
Koninklijke Numico                                27,316            755,937

Industrial services (1.3%)
Koninklijke (Royal)
  Philips Electronics                             58,937          1,604,179

Multi-industry (1.1%)
Euronext                                          25,412            738,865
Randstad Holding                                  24,487            653,886
Total                                                             1,392,751

Spain (4.3%)

Banks and savings & loans (2.7%)
Banco Bilbao Vizcaya Argentaria                  105,138          1,386,767
Banco Popular Espanol                             21,949          1,210,354
Banco Santander Central Hispano                   83,933            900,943
Total                                                             3,498,064

Metals (0.6%)
Acerinox                                          14,270            735,446

Utilities -- telephone (1.0%)
Telefonica                                        86,577          1,287,155

Sweden (3.3%)

Automotive & related (0.7%)
Volvo AB Cl B                                     26,777(b)         916,732

Building materials & construction (0.5%)
SKF Cl B                                          18,432            632,241

Machinery (0.5%)
Atlas Copco Cl A                                  18,798            659,562

Telecom equipment & services (1.6%)
Telefonaktiebolaget LM
  Ericsson Cl B                                  742,500(b)       2,012,221

Switzerland (12.7%)

Banks and savings & loans (4.7%)
Credit Suisse Group                               64,862          2,288,952
UBS                                               53,044          3,774,521
Total                                                             6,063,473

Chemicals (0.8%)
Syngenta                                          13,533          1,084,208

Food (1.5%)
Nestle                                             7,511          1,902,400

Health care products (5.0%)
Actelion                                           6,462(b)         709,822
Nobel Biocare Holding                             10,370          1,407,357
Novartis                                          58,346          2,604,168
Roche Holding                                     14,601          1,533,387
Total                                                             6,254,734

Insurance (0.2%)
Swiss Life Holding                                 2,164(b)         295,775

Multi-industry (0.5%)
ABB                                              118,308(b)         666,910

See accompanying notes to investments in securities.

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9   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

United Kingdom (35.5%)

Aerospace & defense (0.9%)
Rolls-Royce Group                                286,702         $1,179,821
Rolls-Royce Group Cl B                        14,335,100(b)          25,482
Total                                                             1,205,303

Banks and savings & loans (6.6%)
Barclays                                         124,069          1,121,472
HBOS                                             153,627          1,994,904
Lloyds TSB Group                                 103,563            775,955
Royal Bank of Scotland Group                     108,474          3,264,501
Standard Chartered                                83,813          1,287,240
Total                                                             8,444,072

Beverages & tobacco (0.8%)
British American Tobacco                          68,868          1,046,689

Broker dealers (1.7%)
Man Group                                         70,990          2,130,119

Building materials & construction (0.6%)
Persimmon                                         68,244            795,797

Cellular telecommunications (3.6%)
Vodafone Group                                 1,896,146          4,617,709

Computer software & services (0.7%)
lastminute.com                                   248,985(b)         850,891

Energy (4.4%)
BP                                               556,829          4,825,371
Cairn Energy                                      41,970(b)         801,267
Total                                                             5,626,638

Engineering & construction (1.4%)
Hanson                                           119,131            910,600
Taylor Woodrow                                   172,545            864,939
Total                                                             1,775,539

Financial services (3.3%)
HSBC Holdings                                    295,263          4,240,867

Health care products (2.3%)
AstraZeneca                                       16,589            777,615
GlaxoSmithKline                                  103,776          2,152,792
Total                                                             2,930,407

Industrial transportation (0.5%)
Peninsular & Oriental
  Steam Navigation                               181,378            697,228

Insurance (0.2%)
HHG                                              345,117(b)         292,937

Lodging & gaming (1.5%)
Rank Group                                       334,509          1,890,903

Media (0.8%)
British Sky Broadcasting Group                    41,264            488,517
United Business Media                             65,155            532,770
Total                                                             1,021,287

Metals (0.6%)
Lonmin                                            43,715            772,416

Retail -- general (1.0%)
GUS                                               90,943          1,262,567

Retail -- grocery (1.2%)
Tesco                                            350,767          1,551,015

Telecom equipment & services (1.8%)
Marconi                                           58,130(b)         621,025
mm02                                             920,120(b)       1,635,606
Total                                                             2,256,631

Utilities -- natural gas (0.8%)
BG Group                                         182,141          1,054,694

Utilities -- telephone (0.8%)
Cable & Wireless                                 468,178(b)       1,027,808

Total common stocks
(Cost: $111,085,451)                                           $122,580,845

See accompanying notes to investments in securities.
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10   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT

Preferred stocks (2.2%)(c)
Issuer                                            Shares           Value(a)

Germany
Porsche                                            3,160         $1,959,164
ProSiebenSat.1 Media                              44,741            879,035

Total preferred stocks
(Cost: $2,237,173)                                               $2,838,199

Bond (0.1%)(c)
Issuer                 Coupon                    Principal         Value(a)
                        rate                      amount

France
Axa
  (European Monetary Unit) Cv
   12-21-04             2.40%                      4,559(d)         $91,319

Total bond
(Cost: $66,718)                                                     $91,319

Short-term securities (1.4%)
Issuer               Annualized                   Amount           Value(a)
                    yield on date               payable at
                     of purchase                 maturity

U.S. government agencies
Federal Home Loan Mtge Corp Disc Nt
   07-15-04             1.05%                   $500,000           $498,996
Federal Natl Mtge Assn Disc Nts
   06-09-04             1.00                     300,000            299,683
   06-16-04             1.00                     500,000            499,379
   07-01-04             1.01                     500,000            499,189

Total short-term securities
(Cost: $1,797,098)                                               $1,797,247

Total investments in securities
(Cost: $115,186,440)(e)                                        $127,307,610

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Currently this security is non-income producing. This bond will convert into AXA common stock upon completion of the acquisition of Mony Group Inc. by AXA. If the acquisition is not completed by 12/21/04, the bonds will be redeemed with an interest rate of 2.4% (as disclosed).

(e) At April 30, 2004, the cost of securities for federal income tax purposes was approximately $115,186,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $14,820,000
     Unrealized depreciation                                     (2,698,000)
                                                                 ----------
     Net unrealized appreciation                                $12,122,000
                                                                -----------

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11   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP European Equity Fund

April 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $115,186,440)                                                                     $ 127,307,610
Cash in bank on demand deposit                                                                              479,291
Foreign currency holdings (identified cost $597,947) (Note 1)                                               599,937
Capital shares receivable                                                                                   115,985
Dividends and accrued interest receivable                                                                 1,095,131
Receivable for investment securities sold                                                                   855,896
                                                                                                            -------
Total assets                                                                                            130,453,850
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       10,433
Payable for investment securities purchased                                                               1,498,555
Payable upon return of securities loaned (Note 5)                                                           810,000
Accrued investment management services fee                                                                    2,820
Accrued distribution fee                                                                                      1,722
Accrued transfer agency fee                                                                                   1,145
Accrued administrative services fee                                                                             211
Other accrued expenses                                                                                       38,668
                                                                                                             ------
Total liabilities                                                                                         2,363,554
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                    $ 128,090,296
                                                                                                      =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                              $     370,479
Additional paid-in capital                                                                              220,938,657
Undistributed net investment income                                                                         128,470
Accumulated net realized gain (loss) (Note 7)                                                          (105,592,384)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    12,245,074
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                              $ 128,090,296
                                                                                                      =============
Net assets applicable to outstanding shares:               Class A                                    $  87,318,666
                                                           Class B                                    $  39,193,849
                                                           Class C                                    $   1,562,657
                                                           Class Y                                    $      15,124
Net asset value per share of outstanding capital stock:    Class A shares              25,157,648     $        3.47
                                                           Class B shares              11,430,168     $        3.43
                                                           Class C shares                 455,692     $        3.43
                                                           Class Y shares                   4,357     $        3.47
                                                                                            -----     -------------
*Including securities on loan, at value (Note 5)                                                      $     787,005
                                                                                                      =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT

Statement of operations
AXP European Equity Fund

Six months ended April 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                                $1,461,195
Interest                                                                                                      3,461
Fee income from securities lending (Note 5)                                                                  24,753
   Less foreign taxes withheld                                                                             (203,621)
                                                                                                           --------
Total income                                                                                              1,285,788
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                          456,847
Distribution fee
   Class A                                                                                                  113,859
   Class B                                                                                                  205,470
   Class C                                                                                                    8,312
Transfer agency fee                                                                                         186,098
Incremental transfer agency fee
   Class A                                                                                                   13,810
   Class B                                                                                                   10,733
   Class C                                                                                                      342
Service fee -- Class Y                                                                                           14
Administrative services fees and expenses                                                                    39,468
Compensation of board members                                                                                 5,542
Custodian fees                                                                                               33,662
Printing and postage                                                                                         32,199
Registration fees                                                                                            40,005
Audit fees                                                                                                    9,000
Other                                                                                                         2,577
                                                                                                              -----
Total expenses                                                                                            1,157,938
   Earnings credits on cash balances (Note 2)                                                                (1,011)
                                                                                                             ------
Total net expenses                                                                                        1,156,927
                                                                                                          ---------
Investment income (loss) -- net                                                                             128,861
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                         3,513,265
   Foreign currency transactions                                                                             63,795
                                                                                                             ------
Net realized gain (loss) on investments                                                                   3,577,060
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                     6,116,954
                                                                                                          ---------
Net gain (loss) on investments and foreign currencies                                                     9,694,014
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                          $9,822,875
                                                                                                         ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP European Equity Fund
                                                                                      April 30, 2004    Oct. 31, 2003
                                                                                     Six months ended    Year ended
                                                                                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $    128,861     $   1,093,834
Net realized gain (loss) on investments                                                 3,577,060        (4,297,689)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                   6,116,954        21,815,834
                                                                                        ---------        ----------
Net increase (decrease) in net assets resulting from operations                         9,822,875        18,611,979
                                                                                        ---------        ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                            (931,614)         (841,665)
      Class B                                                                            (117,708)               --
      Class C                                                                              (3,500)             (964)
      Class Y                                                                                (414)             (400)
                                                                                             ----              ----
Total distributions                                                                    (1,053,236)         (843,029)
                                                                                       ----------          --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                              7,054,991        76,685,401
   Class B shares                                                                       2,408,315         8,118,286
   Class C shares                                                                         104,822         3,479,068
   Class Y shares                                                                           2,500                --
Reinvestment of distributions at net asset value
   Class A shares                                                                         921,592           833,544
   Class B shares                                                                         116,542                --
   Class C shares                                                                           3,416               949
   Class Y shares                                                                             389               381
Payments for redemptions
   Class A shares                                                                     (14,498,687)     (101,657,844)
   Class B shares (Note 2)                                                             (5,589,737)      (19,192,944)
   Class C shares (Note 2)                                                               (334,483)       (4,026,122)
   Class Y shares                                                                         (22,903)           (7,688)
                                                                                          -------            ------
Increase (decrease) in net assets from capital share transactions                      (9,833,243)      (35,766,969)
                                                                                       ----------       -----------
Total increase (decrease) in net assets                                                (1,063,604)      (17,998,019)
Net assets at beginning of period                                                     129,153,900       147,151,919
                                                                                      -----------       -----------
Net assets at end of period                                                          $128,090,296     $ 129,153,900
                                                                                     ============     =============
Undistributed net investment income                                                  $    128,470     $   1,052,845
                                                                                     ------------     -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP European Equity Fund

(Unaudited as to April 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified open-end management investment company. AXP International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of European companies that offer growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with the procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an

--------------------------------------------------------------------------------
15   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT
estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date

--------------------------------------------------------------------------------
16   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT
and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of April 30, 2004, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.80% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper European Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $78,644 for the six months ended April 30, 2004.

--------------------------------------------------------------------------------
17   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC. Investment decisions for the Fund are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $112,365 for Class A, $22,612 for Class B and $53 for Class C for the six months ended April 30, 2004.

During the six months ended April 30, 2004, the Fund's custodian and transfer agency fees were reduced by $1,011 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
18   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $51,157,803 and $61,710,966, respectively, for the six months ended April 30, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended April 30, 2004
                                              Class A      Class B       Class C      Class Y
Sold                                        1,976,519      686,599        29,601          720
Issued for reinvested distributions           266,356       33,977           996          112
Redeemed                                   (4,117,592)  (1,610,317)      (96,268)      (6,240)
                                           ----------   ----------       -------       ------
Net increase (decrease)                    (1,874,717)    (889,741)      (65,671)      (5,408)
                                           ----------     --------       -------       ------

                                                      Year ended Oct. 31, 2003
                                              Class A      Class B       Class C      Class Y
Sold                                       26,692,982    2,810,468     1,252,697           --
Issued for reinvested distributions           303,106            1           349          138
Redeemed                                  (35,323,912)  (6,664,648)   (1,433,614)      (2,945)
                                          -----------   ----------    ----------       ------
Net increase (decrease)                    (8,327,824)  (3,854,179)     (180,568)      (2,807)
                                           ----------   ----------      --------       ------

5. LENDING OF PORTFOLIO SECURITIES

As of April 30, 2004, securities valued at $787,005 were on loan to brokers. For collateral, the Fund received $810,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $24,753 for the six months ended April 30, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2004.

--------------------------------------------------------------------------------
19   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $108,385,797 as of Oct. 31, 2003, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(h)    2003       2002       2001       2000(b)
Net asset value, beginning of period                                     $3.25      $2.83      $3.30     $ 4.90      $4.95
Income from investment operations:
Net investment income (loss)                                               .01        .04        .03        .02         --
Net gains (losses) (both realized and unrealized)                          .25        .40       (.50)     (1.59)      (.05)
Total from investment operations                                           .26        .44       (.47)     (1.57)      (.05)
Less distributions:
Dividends from net investment income                                      (.04)      (.02)        --         --         --
Distributions from realized gains                                           --         --         --       (.03)        --
Total distributions                                                       (.04)      (.02)        --       (.03)        --
Net asset value, end of period                                           $3.47      $3.25      $2.83     $ 3.30      $4.90

Ratios/supplemental data
Net assets, end of period (in millions)                                    $87        $88       $100       $144        $76
Ratio of expenses to average daily net assets(c)                         1.48%(e)   1.54%      1.54%      1.37%(d)   1.34%(d),(e)
Ratio of net investment income (loss) to average daily net assets         .44%(e)   1.07%       .68%       .69%      1.05%(e)
Portfolio turnover rate (excluding short-term securities)                  40%       186%       110%       297%        52%
Total return(f)                                                          7.85%(g)  15.89%    (14.18%)   (32.23%)    (1.01%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to Oct. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.53% and 2.21% for the periods ended Oct. 31, 2001 and 2000, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
20   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(h)    2003       2002       2001       2000(b)
Net asset value, beginning of period                                     $3.20      $2.78      $3.27     $ 4.89      $4.95
Income from investment operations:
Net investment income (loss)                                              (.01)       .01         --         --         --
Net gains (losses) (both realized and unrealized)                          .25        .41       (.49)     (1.59)      (.06)
Total from investment operations                                           .24        .42       (.49)     (1.59)      (.06)
Less distributions:
Dividends from net investment income                                      (.01)        --         --         --         --
Distributions from realized gains                                           --         --         --       (.03)        --
Total distributions                                                       (.01)        --         --       (.03)        --
Net asset value, end of period                                           $3.43      $3.20      $2.78     $ 3.27      $4.89

Ratios/supplemental data
Net assets, end of period (in millions)                                    $39        $39        $45        $66        $40
Ratio of expenses to average daily net assets(c)                         2.25%(e)   2.32%      2.31%      2.14%(d)   2.12%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.33%)(e)   .31%      (.08%)     (.07%)      .05%(e)
Portfolio turnover rate (excluding short-term securities)                  40%       186%       110%       297%        52%
Total return(f)                                                          7.49%(g)  15.11%    (14.98%)   (32.71%)    (1.21%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to Oct. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.30% and 2.98% for the periods ended Oct. 31, 2001 and 2000, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
21   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(h)    2003       2002       2001       2000(b)
Net asset value, beginning of period                                     $3.20      $2.78      $3.27     $ 4.88      $4.95
Income from investment operations:
Net investment income (loss)                                              (.01)       .01         --         --         --
Net gains (losses) (both realized and unrealized)                          .25        .41       (.49)     (1.58)      (.07)
Total from investment operations                                           .24        .42       (.49)     (1.58)      (.07)
Less distributions:
Dividends from net investment income                                      (.01)        --         --         --         --
Distributions from realized gains                                           --         --         --       (.03)        --
Total distributions                                                       (.01)        --         --       (.03)        --
Net asset value, end of period                                           $3.43      $3.20      $2.78     $ 3.27      $4.88

Ratios/supplemental data
Net assets, end of period (in millions)                                     $2         $2         $2         $2         $1
Ratio of expenses to average daily net assets(c)                         2.24%(e)   2.32%      2.32%      2.14%(d)   2.12%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.34%)(e)   .31%      (.10%)     (.08%)      .15%(e)
Portfolio turnover rate (excluding short-term securities)                  40%       186%       110%       297%        52%
Total return(f)                                                          7.41%(g)  15.17%    (14.98%)   (32.57%)    (1.41%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to Oct. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.30% and 2.99% for the periods ended Oct. 31, 2001 and 2000, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
22   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(h)    2003       2002       2001       2000(b)
Net asset value, beginning of period                                     $3.26      $2.84      $3.31     $ 4.89      $4.95
Income from investment operations:
Net investment income (loss)                                               .01        .04        .03        .03         --
Net gains (losses) (both realized and unrealized)                          .24        .41       (.50)     (1.58)      (.06)
Total from investment operations                                           .25        .45       (.47)     (1.55)      (.06)
Less distributions:
Dividends from net investment income                                      (.04)      (.03)        --         --         --
Distributions from realized gains                                           --         --         --       (.03)        --
Total distributions                                                       (.04)      (.03)        --       (.03)        --
Net asset value, end of period                                           $3.47      $3.26      $2.84     $ 3.31      $4.89

Ratios/supplemental data
Net assets, end of period (in millions)                                    $--        $--        $--        $--        $--
Ratio of expenses to average daily net assets(c)                         1.27%(e)   1.36%      1.35%      1.19%(d)   1.18%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.12%)(e)  1.21%       .76%       .84%      1.29%(e)
Portfolio turnover rate (excluding short-term securities)                  40%       186%       110%       297%        52%
Total return(f)                                                          7.75%(g)  16.12%    (14.10%)   (31.89%)    (1.21%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to Oct. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.35% and 2.09% for the periods ended Oct. 31, 2001 and 2000, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
23   ---   AXP EUROPEAN EQUITY FUND   ---   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
    International
               Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  April 30, 2004

AXP International Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             9

Financial Statements                                                 14

Notes to Financial Statements                                        17

Proxy Voting                                                         27

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF APRIL 30, 2004

PORTFOLIO MANAGERS

Portfolio manager                                            Alex Lyle*
Since                                                             10/03
Years in industry                                                    23

Portfolio manager                                        Dominic Rossi*
Since                                                             10/03
Years in industry                                                    17

* The Fund is managed by a team led by Alex Lyle and Dominic Rossi.

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates
A: 11/15/84     B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INIFX        B: IWWGX        C: --           Y: IDIYX

Total net assets                                         $431.7 million

Number of holdings                                                  142

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
          X              LARGE
          X              MEDIUM  SIZE
          X              SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

United Kingdom 24.5%
Japan 18.9%
France 9.9%
Switzerland 7.0%
Germany 6.3%
Italy 3.7%
Hong Kong 2.7%
Netherlands 2.6%
South Korea 2.2%
Ireland 2.0%
Taiwan 1.9%
Mexico 1.6%
Singapore 1.3%
Austria 1.2%
Australia 1.1%
Sweden 1.0%
Other* 12.1%

* Includes Brazil, Denmark, Finland, Norway, Portugal, Russia, South Africa, Spain and short-term securities. 3.8% of the securities included in the short-term category is due to security lending activity.

TOP TEN HOLDINGS

Percentage of portfolio assets

Vodafone Group (United Kingdom)                                     2.5%
Total (France)                                                      2.3
BP (United Kingdom)                                                 2.1
Eni (Italy)                                                         1.9
UBS (Switzerland)                                                   1.9
Royal Bank of Scotland Group (United Kingdom)                       1.6
Tesco (United Kingdom)                                              1.6
Axa (France)                                                        1.4
Novartis (Switzerland)                                              1.3
Samsung Electronics (South Korea)                                   1.3

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Shares of small- or medium-sized companies may be subject to more abrupt or erratic price movement than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, AXP International Fund portfolio managers Alex Lyle and Dominic Rossi of Threadneedle describe the Fund's positioning and results for the six months ended April 30, 2004. Threadneedle portfolio managers assumed responsibility for the Fund on Oct. 20, 2003.

Q: How did the AXP International Fund perform for the six months ended April 30, 2004?

A: The AXP International Fund's Class A shares rose 7.58%, excluding sales charge, for the six-month period ended April 30, 2004. The Fund underperformed its benchmark, the MSCI EAFE Index, which rose 12.58%. The Fund also underperformed the Lipper International Funds Index, representing the Fund's peer group, which increased 10.98% for the period.

Q:   What changes were made to the Fund?

A: When we assumed responsibility for the Fund in late October, we made some substantial changes to give the Fund a stronger cyclical focus. After these changes were made, cyclical stocks became the mainstay of the Fund. Historically, stocks in the cyclical sectors benefit from a growing global economy.

     In addition, we made the following changes to the Fund:

     o Reduced the Fund's large-cap emphasis and added more mid-cap stocks. Mid-cap, as well as small-cap, stocks tend to benefit more during periods of accelerating economic growth.

(bar chart)
                             PERFORMANCE COMPARISON
                       For the six-month period ended April 30, 2004
15%
                                     (bar 2)
12%                                  +12.58%              (bar 3)
                                                          +10.98%
 9%            (bar 1)
               +7.58%
 6%

 3%

 0%

(bar 1) AXP International Fund Class A (excluding sales charge)
(bar 2) MSCI EAFE Index (1) (unmanaged)
(bar 3) Lipper International Funds Index(2)

(1) Morgan Stanley Capital International EAFE Index (MSCI EAFE), an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We have been moving out of cyclical stocks and are adding some companies that we believe will better serve the Fund as the global economy moves into its next phase of growth.(end callout quote)

     o Increased the number of stocks we believed were benefiting from restructuring. In our view, a number of companies that had been badly hit by the economic slowdown, but now were repairing their balance sheets and winning back investors' confidence, were added to the Fund.

AVERAGE ANNUAL TOTAL RETURNS
                            Class A                  Class B                   Class C                      Class Y
(Inception dates)         (11/15/84)                (3/20/95)                 (6/26/00)                    (3/20/95)
                       NAV(1)     POP(2)       NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)    NAV(5)       POP(5)
as of April 30, 2004
6 months*              +7.58%     +1.41%       +6.96%       +2.96%        +6.90%        +5.90%       +7.68%       +7.68%
1 year                +30.45%    +22.94%      +29.20%      +25.20%       +29.00%       +29.00%      +30.94%      +30.94%
5 years                -5.94%     -7.04%       -6.68%       -6.82%          N/A           N/A        -5.73%       -5.73%
10 years               +0.90%     +0.30%         N/A          N/A           N/A           N/A          N/A          N/A
Since inception          N/A        N/A        +1.07%       +1.07%       -12.47%       -12.47%       +2.04%       +2.04%

as of March 31, 2004
6 months*             +18.53%    +11.70%      +18.05%      +14.05%       +18.05%       +17.05%      +18.55%      +18.55%
1 year                +46.83%    +38.40%      +45.68%      +41.68%       +45.54%       +45.54%      +47.34%      +47.34%
5 years                -4.27%     -5.40%       -5.00%       -5.13%          N/A           N/A        -4.07%       -4.07%
10 years               +1.61%     +1.00%         N/A          N/A           N/A           N/A          N/A          N/A
Since inception          N/A        N/A        +1.54%       +1.54%       -11.76%       -11.76%       +2.50%       +2.50%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

Q:  What factors most significantly affected performance?

A: Although we provided positive results, the Fund's relative performance was disappointing over the six-month reporting period. Our key long-term strategy of focusing on cyclical stocks was not as effective as we would have liked. As discussed above, when the Threadneedle team took over the management of the Fund in late October, we restructured its holdings and applied a much greater focus on cyclical stocks and mid-cap stocks. Small- and mid-cap stocks and cyclical stocks benefited greatly as the economy and markets improved through much of 2003. Traditionally, strong rallies occur when the economy is recovering, and within this environment, small- to mid-cap stocks and those companies with a cyclical focus were well positioned to enjoy the rally. Unfortunately, cyclical stocks suffered from profit-taking toward the end of 2003. Cyclicals had a strong start in 2004, performing very well in January, but subsequently gave up a lot of that performance. During this six-month reporting period (November through April), cyclical stocks have not been favored in the marketplace, so the Fund's large exposure to cyclicals has not worked well. Therefore some of our sector allocations were not beneficial because they were geared toward the more cyclical sectors.

    Mid-cap stocks were propelled by the recovering global economy and performed very well from March through September 2003. Then in the fourth calendar quarter, so many investors decided to sell their mid-cap stocks (i.e., take their profits) that mid caps -- as an asset class -- suffered for those few months, as did the Fund's performance. Mid-cap stocks enjoyed strong performance early in 2004, and the Fund benefited. The underperformance of cyclical stocks and mid-cap stocks for the last three months of 2003 also hurt performance, as mid-cap and cyclical stocks have been the focus of the Fund since October of 2003.

    Our asset allocation strategy was effective. For example, we have held a greater-than-index position in Europe, which has been one of the best performing markets for more than six months. Europe and the United Kingdom account for the largest allocation of the Fund's assets. Within this region, Nobel Biocare, a Swiss manufacturer of dental implants, and a small-cap stock was a very strong contributor to performance. Another strong investment for the Fund was the Man Group, a U.K. company that is a leading provider of alternative investment products -- such as hedge funds. We think this is a good long-term company and the performance of the shares has been beneficial to the Fund. One of the biggest contributors to performance since we took over the Fund in October has been mm02, the U.K. mobile company that was spun

--------------------------------------------------------------------------------
6   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

    out of BT Group. However, we had some disappointing results from some companies that had performed well in the past. One example, Swiss Life, is an insurance company that has been a turnaround situation and had performed extremely well for the Fund for a time. Then, Swiss Life announced a rights issue in order to fund the acquisition of an Italian bank that they already partially owned. This acquisition was a drain on the stock and, in turn, the Fund. We have significantly reduced our holding in Swiss Life. Another disappointing European stock, for a very different reason was BMW, the luxury automaker. The Threadneedle team had many conversations with the management team at BMW. Their plans were solid; they communicated these plans to investors, and then executed well on their plans. However, when the euro moved up so strongly in January, it hurt European exports. The United States is a key market for BMW and this currency fluctuation impacted BMW's profits, which in turn, affected the value of their stock. We are still optimistic about BMW and remain invested.

    The Fund continues to hold a greater-than-index position in emerging markets, but clearly these developing markets have been impacted by the stronger U.S. dollar and are getting worried about the likelihood of rising interest rates in the United States. We still believe that maintaining our greater-than-index position, at least for the medium term, is the right decision. There is still a lot of value to be had in emerging markets, but we will focus on stronger companies there. So we have bought companies, such as Lukoil in Russia. We regard Lukoil as the highest quality among the Russian oil companies and obviously a good asset-backed company. Wal-Mart in Mexico, a subsidiary of the U.S. Wal-Mart is another example of a strong company that we believe will add additional value to our emerging markets position. Several other emerging market positions are worth noting. Samsung, the electronics company in South Korea, has been very beneficial and a very strong performer over the period, and we continue to hold this stock. Mobile Telesystems, a Russian wireless telecom operator, was another strong performer. Although it did well, we have subsequently taken profits and sold that position.

    The Fund experienced some mixed performance in the developed Far East -- Asia and Japan. In the Far East, performance of the Hong Kong property market and the Hong Kong Stock Exchange benefited the Fund. In Japan, we have increased our exposure to banks through what we regard as the more stable, reliable banks, such as Sumitomo Trust & Banking. Recently, however, lower-quality banks have been generating the best performance, so this has not been particularly beneficial to the Fund.

--------------------------------------------------------------------------------
7   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

Q:  How is the Fund currently positioned?

A: Throughout the six-month period, the Fund has focused on mid-cap, cyclical stocks. As discussed previously, mid-cap, as well as small-cap, stocks tend to benefit more during periods of accelerating economic growth. This strategy played out well in late 2002 and most of 2003, but has not done well in the past six months. Cyclical stocks, in most markets, are no longer getting the performance boost in tandem with the strengthening global economy. We have been moving out of cyclical stocks and are adding some companies that we believe will better serve the Fund as the global economy moves into its next phase of growth.

    On a geographic basis, we retained a reinflationary focus in Japan and the Far East. (Reinflation is the reversal of deflation by deliberate government monetary action.) We believe deflation in Japan is declining. Recent indications, such as strong gross domestic product (GDP) results, are promising. As mentioned, the Fund has increased exposure in Japan. On a sector basis, we have increased our allocation to the energy sector (oil, in particular), moving from a less-than-index position to a greater-than-index position. We also increased the allocation to healthcare. Our position in health care remains less than the index, but where we had a very low weighting before, we increased the weighting by adding to several positions in pharmaceuticals. We added to these areas because we think these sectors show promise for the long term.

Q:  How do you intend to manage the Fund in the months ahead?

A: We remain cautiously optimistic about the outlook for equity markets and expect to see healthy economic recovery continuing. However, cyclical stocks tend to have reasonably short, dramatic periods of outperformance, and we believe that period is coming to an end. With this in mind, we plan to further reduce the cyclical focus of the Fund. We will move away from cyclicals and move toward medium term growth and better-quality companies. For the next phase, we will look at having a different type of company exposure, such as moving towards the late cycle stocks and taking profits in the early to mid cycle stocks.

    The economy and the equity markets have undergone significant change over the past year, and we believe the recovery is moving on to the next phase. We have had the initial recovery phase. Now we are going through the period of adjusting to a world of higher interest rates and associated concerns. Then, after the inevitable interest rate increases by the Fed and other central banks, we believe we will move into a more gentle growth phase. The corporate news that we are seeing is good. Many companies in the United States and Europe have outpaced earnings expectations, and that has sent a positive message to investors.

--------------------------------------------------------------------------------
8   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP International Fund

April 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (94.7%)(c)
Issuer                                         Shares              Value(a)

Australia (1.2%)

Media (0.5%)
News Corp                                     222,014            $2,045,539

Metals (0.7%)
BHP Billiton                                  371,306             3,072,783

Austria (1.2%)

Building materials & construction (0.4%)
Wienerberger                                   57,166             1,866,212

Utilities -- telephone (0.8%)
Telekom Austria                               229,382(b)          3,366,293

Brazil (0.9%)

Metals (0.5%)
Companhia Vale do Rio Doce ADR                 49,200             1,923,228

Paper & packaging (0.4%)
Aracruz Celulose ADR                           60,667             1,889,170

Denmark (0.4%)

Insurance
Topdanmark                                     31,663(b)          1,860,970

Finland (0.5%)

Computer software & services
TietoEnator                                    67,982             2,023,843

France (10.2%)

Automotive & related (0.8%)
Renault                                        47,729             3,559,412

Banks and savings & loans (0.6%)
BNP Paribas                                    42,428             2,546,519

Beverages & tobacco (0.8%)
LVMH Moet Hennessy Louis Vuitton               51,133             3,601,929

Computer software & services (0.6%)
Atos Origin                                    41,635(b)          2,411,635

Energy (2.5%)
Total                                          56,069            10,364,427

Health care products (0.8%)
Aventis                                        46,227             3,519,394

Health care services (0.6%)
Essilor Intl                                   46,490             2,718,472

Insurance (1.4%)
Axa                                           296,127             6,233,132

Multi-industry (1.4%)
Sanofi-Synthelabo                              47,118             2,991,709
Vivendi Universal                             123,650(b)          3,109,303
Total                                                             6,101,012

Utilities -- telephone (0.7%)
France Telecom                                129,793(b)          3,130,053

Germany (4.8%)

Automotive & related (1.7%)
Bayerische Motoren Werke                       95,677             4,122,917
Continental                                    80,533             3,493,486
Total                                                             7,616,403

Computer software & services (0.4%)
SAP                                            10,222             1,549,113

Electronics (0.6%)
Siemens                                        36,579             2,640,252

Insurance (0.6%)
Hannover Rueckversicherung                     79,074             2,714,979

Retail -- general (0.5%)
Metro                                          44,620             1,977,290

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
9   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares              Value(a)

Germany (cont.)

Utilities -- electric (1.0%)
E.On                                           63,232            $4,189,080

Hong Kong (2.8%)

Financial services (1.0%)
Cheung Kong Holdings                          246,000             1,884,641
Hong Kong Exchanges
   & Clearing                               1,124,000             2,248,259
Total                                                             4,132,900

Multi-industry (1.0%)
New World Development                       1,642,200             1,316,017
Swire Pacific Cl A                            514,500             3,364,427
Total                                                             4,680,444

Real estate (0.8%)
Sun Hung Kai Properties                       405,000             3,479,247

Ireland (2.1%)

Banks and savings & loans (1.2%)
Anglo Irish Bank                              307,095             5,021,830

Building materials & construction (0.9%)
CRH                                           190,524             4,039,983

Italy (3.9%)

Banks and savings & loans (0.7%)
Banco Popolare
  di Verona e Novara                          169,447             2,817,604

Energy (1.9%)
Eni                                           416,917             8,470,948

Insurance (0.7%)
Riunione Adriatica di Sicurta                 153,817             2,815,686

Media (0.6%)
Mediaset                                      241,798             2,650,516

Japan (19.7%)

Automotive & related (1.8%)
Nissan Motor                                  235,000             2,613,710
Toyota Motor                                  145,100             5,239,358
Total                                                             7,853,068

Banks and savings & loans (0.8%)
Mitsubishi Tokyo Financial Group                  365             3,243,710

Building materials & construction (0.9%)
Asahi Glass                                   348,000             3,678,407

Cellular telecommunications (0.5%)
NTT DoCoMo                                      1,040             2,061,176

Chemicals (1.2%)
Shin-Etsu Chemical                             40,000             1,614,480
Sumitomo Chemical                             750,000             3,461,538
Total                                                             5,076,018

Computer software & services (0.5%)
Nomura Research Institute                      19,400             2,003,204

Electronics (2.2%)
Hitachi                                       270,000             1,893,665
Hitachi Maxell                                105,600             1,529,050
Keyence                                        12,190             2,923,394
Murata Manufacturing                           21,600             1,415,240
Rohm                                            9,500             1,183,846
Tokyo Electron                                 13,000               790,588
Total                                                             9,735,783

Engineering & construction (0.4%)
Daiwa House Inds                              143,000             1,598,235

Financial services (1.3%)
Nomura Holdings                               210,000             3,405,611
Sumitomo Trust & Banking                      400,000             2,403,620
Total                                                             5,809,231

Furniture & appliances (0.8%)
Matsushita Electric Industrial                243,000             3,564,733

Health care products (0.9%)
Chugai Pharmaceutical                         119,800             1,810,552
Yamanouchi Pharmaceutical                      60,400             2,011,511
Total                                                             3,822,063

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares              Value(a)

Japan (cont.)

Industrial transportation (0.5%)
East Japan Railway                                350            $1,786,425
West Japan Railway                                129               500,824
Total                                                             2,287,249

Insurance (0.6%)
Sompo Japan Insurance                         281,000             2,530,272

Machinery (1.1%)
Amada                                         317,000             1,781,511
SMC                                            25,000             2,861,991
Total                                                             4,643,502

Media (1.3%)
Dai Nippon Printing                           147,000             2,226,949
Dentsu                                            420             1,174,480
Nippon Telegraph & Telephone                      422             2,215,023
Total                                                             5,616,452

Metals (0.4%)
Nippon Steel                                  750,000             1,567,873

Multi-industry (1.5%)
Canon                                          75,000             3,929,865
Mitsubishi                                    266,000             2,532,416
Total                                                             6,462,281

Paper & packaging (0.6%)
Nippon Unipac Holding                             537             2,667,991

Real estate (0.8%)
Mitsui Fudosan                                331,000             3,639,503

Retail -- general (0.9%)
Marui                                         122,500             1,920,090
Seven-Eleven Japan                             63,000             2,138,010
Total                                                             4,058,100

Utilities -- electric (0.7%)
Tokyo Electric Power                          146,300             3,131,217

Mexico (1.6%)

Cellular telecommunications (1.1%)
America Movil ADR Series L                    133,354             4,507,365
America Telecom                               298,034(b)            522,056
Total                                                             5,029,421

Retail -- general (0.5%)
Wal-Mart de Mexico                            693,900             2,025,395

Netherlands (2.7%)

Computer software & services (0.7%)
Buhrmann                                      315,120             2,974,807

Food (0.8%)
Koninklijke Numico                            117,630(b)          3,255,267

Industrial services (0.8%)
Koninklijke (Royal)
  Philips Electronics                         124,857             3,398,425

Retail -- general (0.4%)
Koninklijke Ahold                             247,163(b)          1,912,813

Norway (0.8%)

Insurance
Storebrand                                    573,524             3,576,743

Portugal (0.5%)

Utilities -- electric
EDP-Electricdade de Portugal                  831,937             2,272,385

Russia (0.7%)

Energy
Lukoil ADR                                     26,100             2,844,900

Singapore (1.4%)

Banks and savings & loans (0.9%)
DBS Group Holdings                            468,000             3,933,467

Real estate (0.5%)
City Developments                             554,000             1,986,247

South Africa (0.5%)

Metals
Anglo American                                103,300             2,084,157

South Korea (2.3%)

Automotive & related (0.2%)
Hyundai Motor                                  23,310               889,277

Banks and savings & loans (0.5%)
Kookmin Bank                                   55,610             2,076,486

Electronics (1.4%)
Samsung Electronics                            12,550             5,959,378

Metals (0.2%)
POSCO                                           7,600               929,753

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares              Value(a)

Spain (0.7%)

Banks and savings & loans
Banco Popular Espanol                          57,393            $3,164,874

Sweden (1.0%)

Telecom equipment & services
Telefonaktiebolaget LM
  Ericsson Cl B                             1,624,000(b)          4,401,142

Switzerland (7.3%)

Banks and savings & loans (2.5%)
Credit Suisse Group                            66,815             2,357,873
UBS                                           116,923             8,320,042
Total                                                            10,677,915

Health care products (3.7%)
Nobel Biocare Holding                          31,433             4,265,907
Novartis                                      135,579             6,051,326
Roche Holding                                  54,530             5,726,703
Total                                                            16,043,936

Insurance (0.1%)
Swiss Life Holding                              3,961(b)            541,388

Multi-industry (0.5%)
ABB                                           362,660(b)          2,044,338

Retail -- general (0.5%)
Swatch Group Cl B                              16,478             2,191,765

Taiwan (2.0%)

Banks and savings & loans (1.1%)
Chinatrust Financial Holding                4,471,810             4,784,906

Electronics (0.9%)
Taiwan Semiconductor Mfg                    2,209,560             3,807,988

United Kingdom (25.6%)

Aerospace & defense (0.7%)
Rolls-Royce Group                             746,786             3,073,134
Rolls-Royce Group Cl B                     37,339,300(b)             66,374
Total                                                             3,139,508

Airlines (0.5%)
British Airways                               447,333(b)          2,246,382

Banks and savings & loans (3.2%)
HBOS                                          239,154             3,105,504
Royal Bank of Scotland Group                  239,115             7,196,113
Standard Chartered                            208,440             3,201,320
Total                                                            13,502,937

Beverages & tobacco (1.1%)
British American Tobacco                      311,411             4,732,976

Broker dealers (0.9%)
Man Group                                     123,697             3,711,640

Cellular telecommunications (2.7%)
Vodafone Group                              4,683,245            11,405,168

Computer software & services (0.8%)
ARM Holdings                                  683,988             1,416,474
lastminute.com                                556,206(b)          1,900,799
Total                                                             3,317,273

Energy (3.1%)
BP                                          1,098,790             9,521,899
Cairn Energy                                  184,341(b)          3,519,334
Total                                                            13,041,233

Engineering & construction (0.6%)
Hanson                                        358,446             2,739,848

Financial services (0.9%)
HSBC Holdings                                 268,441             3,855,622

Health care products (0.6%)
AstraZeneca                                    59,451             2,786,785

Home building (0.4%)
Bellway                                       129,760             1,792,240

Industrial services (0.7%)
BOC Group                                     191,859             3,091,607

Insurance (0.2%)
HHG                                         1,188,571(b)          1,008,864

Lodging & gaming (0.7%)
Rank Group                                    547,799             3,096,582

Media (0.9%)
Taylor Nelson Sofres                          594,865             2,093,716
United Business Media                         219,412             1,794,124
Total                                                             3,887,840

Multi-industry (0.6%)
Hays                                        1,248,933             2,619,723

Retail -- general (1.5%)
GUS                                           297,854             4,135,126
Signet Group                                1,055,773             2,172,330
Total                                                             6,307,456

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares              Value(a)

United Kingdom (cont.)

Retail -- grocery (2.4%)
Tesco                                       1,620,091            $7,163,689
William Morrison Supermarkets                 710,992             3,026,945
Total                                                            10,190,634

Telecom equipment & services (1.6%)
Marconi                                       171,829(b)          1,835,715
mm02                                        2,908,877(b)          5,170,821
Total                                                             7,006,536

Textiles & apparel (0.5%)
Burberry Group                                337,119             2,322,144

Utilities -- natural gas (1.0%)
BG Group                                      711,332             4,118,993

Total common stocks
(Cost: $369,398,919)                                           $408,809,530

Preferred stocks (1.8%)(c)
Issuer                                         Shares              Value(a)

Germany
Porsche                                         9,196            $5,701,415
ProSiebenSat.1 Media                          106,123             2,085,019

Total preferred stocks
(Cost: $6,153,077)                                               $7,786,434

Bond (--%)(c)
Issuer                   Coupon               Principal            Value(a)
                          rate                 amount

France
Axa
   (European Monetary Unit) Cv
      12-21-04            2.40%                 9,104(d)           $182,358

Total bond
(Cost: $133,232)                                                   $182,358

Short-term securities (7.5%)(e)
Issuer                Annualized               Amount              Value(a)
                     yield on date           payable at
                      of purchase             maturity

U.S. government agency (4.8%)
Federal Natl Mtge Assn Disc Nts
      06-02-04            1.01%            $1,500,000            $1,498,693
      06-03-04            1.00              5,000,000             4,995,432
      07-01-04            1.01              5,000,000             4,991,890
      07-07-04            1.03              4,400,000             4,392,137
      07-21-04            1.05              5,000,000             4,989,140
Total                                                            20,867,292

Commercial paper (2.7%)
Household Finance
      05-03-04            1.03             11,700,000            11,698,996

Total short-term securities
(Cost: $32,564,717)                                             $32,566,288

Total investments in securities
(Cost: $408,249,945)(f)                                        $449,344,610

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Currently this security is non-income producing. This bond will convert into AXA common stock upon completion of the acquisition of Mony Group Inc. by AXA. If the acquisition is not completed by Dec. 21, 2004, the bonds will be redeemed with an interest rate of 2.4% (as disclosed).

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 4.0% of this category (see Note 6 to the financial statements). 3.5% of the short-term securities is the Fund's cash position.

(f) At April 30, 2004, the cost of securities for federal income tax purposes was approximately $408,250,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $49,820,000
     Unrealized depreciation                                     (8,725,000)
                                                                 ----------
     Net unrealized appreciation                                $41,095,000
                                                                -----------

--------------------------------------------------------------------------------
13   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP International Fund

April 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $408,249,945)                                                                     $ 449,344,610
Foreign currency holdings (identified cost $619,047) (Note 1)                                               616,475
Capital shares receivable                                                                                   466,258
Dividends and accrued interest receivable                                                                 1,814,530
Receivable for investment securities sold                                                                10,030,049
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                25,592
                                                                                                             ------
Total assets                                                                                            462,297,514
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                            16,968
Capital shares payable                                                                                       46,961
Payable for investment securities purchased                                                              13,054,809
Payable upon return of securities loaned (Note 6)                                                        17,291,950
Accrued investment management services fee                                                                    9,414
Accrued distribution fee                                                                                      4,517
Accrued service fee                                                                                              85
Accrued transfer agency fee                                                                                   5,007
Accrued administrative services fee                                                                             690
Other accrued expenses                                                                                      125,973
                                                                                                            -------
Total liabilities                                                                                        30,556,374
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                    $ 431,741,140
                                                                                                      =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                              $     689,497
Additional paid-in capital                                                                              870,769,816
Undistributed net investment income                                                                          56,592
Accumulated net realized gain (loss) (Note 8)                                                          (480,894,797)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                           41,120,032
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                              $ 431,741,140
                                                                                                      =============
Net assets applicable to outstanding shares:               Class A                                    $ 310,788,432
                                                           Class B                                    $  84,414,709
                                                           Class C                                    $   1,360,599
                                                           Class I                                    $   4,466,671
                                                           Class Y                                    $  30,710,729
Net asset value per share of outstanding capital stock:    Class A shares              49,441,185     $        6.29
                                                           Class B shares              13,717,459     $        6.15
                                                           Class C shares                 222,541     $        6.11
                                                           Class I shares                 706,250     $        6.32
                                                           Class Y shares               4,862,313     $        6.32
                                                                                        ---------     -------------
* Including securities on loan, at value (Note 6)                                                     $  16,213,632
                                                                                                      -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP International Fund

Six months ended April 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                               $ 3,805,852
Interest                                                                                                     42,802
Fee income from securities lending (Note 6)                                                                  51,626
   Less foreign taxes withheld                                                                             (378,825)
                                                                                                           --------
Total income                                                                                              3,521,455
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        1,400,281
Distribution fee
   Class A                                                                                                  373,646
   Class B                                                                                                  410,558
   Class C                                                                                                    5,568
Transfer agency fee                                                                                         864,030
Incremental transfer agency fee
   Class A                                                                                                   52,235
   Class B                                                                                                   24,994
   Class C                                                                                                      166
Service fee -- Class Y                                                                                       15,852
Administrative services fees and expenses                                                                   121,973
Compensation of board members                                                                                 6,000
Custodian fees                                                                                               89,700
Printing and postage                                                                                         89,245
Registration fees                                                                                            35,511
Audit fees                                                                                                   19,750
Other                                                                                                         5,537
                                                                                                              -----
Total expenses                                                                                            3,515,046
   Expenses waived/reimbursed by AEFC (Note 2)                                                              (48,787)
                                                                                                            -------
                                                                                                          3,466,259
   Earnings credits on cash balances (Note 2)                                                                (1,929)
                                                                                                             ------
Total net expenses                                                                                        3,464,330
                                                                                                          ---------
Investment income (loss) -- net                                                                              57,125
                                                                                                             ------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        19,466,635
   Foreign currency transactions                                                                           (143,795)
                                                                                                           --------
Net realized gain (loss) on investments                                                                  19,322,840
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                     7,887,493
                                                                                                          ---------
Net gain (loss) on investments and foreign currencies                                                    27,210,333
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $27,267,458
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP International Fund
                                                                                 April 30, 2004       Oct. 31, 2003
                                                                                Six months ended       Year ended
                                                                                   (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                   $     57,125        $   1,996,156
Net realized gain (loss) on investments                                             19,322,840          (35,110,019)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                7,887,493           99,404,400
                                                                                     ---------           ----------
Net increase (decrease) in net assets resulting from operations                     27,267,458           66,290,537
                                                                                    ----------           ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                       (1,651,206)          (1,097,811)
      Class C                                                                             (715)                  --
      Class Y                                                                         (214,784)            (397,835)
                                                                                      --------             --------
Total distributions                                                                 (1,866,705)          (1,495,646)
                                                                                    ----------           ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                          49,674,100          100,829,279
   Class B shares                                                                   14,162,917           10,143,314
   Class C shares                                                                      708,389            4,147,607
   Class I shares                                                                    4,600,209                   --
   Class Y shares                                                                    2,371,019          209,062,631
Reinvestment of distributions at net asset value
   Class A shares                                                                    1,618,882            1,074,326
   Class C shares                                                                          711                   --
   Class Y shares                                                                       21,292              305,027
Payments for redemptions
   Class A shares                                                                  (35,077,241)        (161,166,939)
   Class B shares (Note 2)                                                         (11,099,928)         (42,610,595)
   Class C shares (Note 2)                                                            (195,618)          (4,399,403)
   Class I shares                                                                          (69)                  --
   Class Y shares                                                                   (3,870,400)        (256,424,326)
                                                                                    ----------         ------------
Increase (decrease) in net assets from capital share transactions                   22,914,263         (139,039,079)
                                                                                    ----------         ------------
Total increase (decrease) in net assets                                             48,315,016          (74,244,188)
Net assets at beginning of period                                                  383,426,124          457,670,312
                                                                                   -----------          -----------
Net assets at end of period                                                       $431,741,140        $ 383,426,124
                                                                                  ============        =============
Undistributed net investment income                                               $     56,592        $   1,866,172
                                                                                  ------------        -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP International Fund

(Unaudited as to April 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of April 30, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with the procedures. If a development or event is so significant that
--------------------------------------------------------------------------------
17   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT
there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
18   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of April 30, 2004, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
19   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $236,675 for the six months ended April 30, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for the market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC. Investment decisions for the Fund are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
20   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $505,741 for Class A, $31,632 for Class B and $79 for Class C for the six months ended April 30, 2004.

For the six months ended April 30, 2004, AEFC and its affiliates waived certain fees and expenses to 1.53% for Class A, 2.30% for Class B, 2.28% for Class C, 1.03% for Class I and 1.34% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2004. Under this agreement, net expenses will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C, 1.07% for Class I and 1.38% for Class Y.

During the six months ended April 30, 2004, the Fund's custodian and transfer agency fees were reduced by $1,929 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $259,393,488 and $242,983,427, respectively, for the six months ended April 30, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended April 30, 2004
                                             Class A      Class B        Class C     Class I*      Class Y
Sold                                        7,770,089    2,273,082       115,030     706,261        379,035
Issued for reinvested distributions           266,264           --           120          --          3,491
Redeemed                                   (5,568,303)  (1,796,966)      (31,109)        (11)      (607,965)
                                           ----------   ----------       -------         ---       --------
Net increase (decrease)                     2,468,050      476,116        84,041     706,250       (225,439)
                                            ---------      -------        ------     -------       --------
* Inception date was March 4, 2004.

                                                               Year ended Oct. 31, 2003
                                             Class A      Class B        Class C      Class I      Class Y
Sold                                       19,825,081    2,029,072       842,234         N/A     42,877,692
Issued for reinvested distributions           221,968           --            --         N/A         62,892
Redeemed                                  (31,828,912)  (8,482,707)     (889,603)        N/A    (51,587,885)
                                          -----------   ----------      --------       -----    -----------
Net increase (decrease)                   (11,781,863)  (6,453,635)      (47,369)        N/A     (8,647,301)
                                          -----------   ----------       -------       -----     ----------

--------------------------------------------------------------------------------
21   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of April 30, 2004, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                   Currency to              Currency to      Unrealized        Unrealized
Exchange date     be delivered              be received     appreciation      depreciation
May 4, 2004          1,413,040                  800,000       $ 9,040             $--
                   U.S. Dollar            British Pound
May 4, 2004            650,797                  550,000         8,103              --
                   U.S. Dollar   European Monetary Unit
May 5, 2004          1,698,048                  960,000         8,449              --
                   U.S. Dollar            British Pound
                                                              -------             ---
Total                                                         $25,592             $--
                                                              -------             ---

6. LENDING OF PORTFOLIO SECURITIES

As of April 30, 2004, securities valued at $16,213,632 were on loan to brokers. For collateral the Fund received $17,291,950 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $51,626 for the six months ended April 30, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2004.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has capital loss carry-over of $498,098,162 as of Oct. 31, 2003, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
22   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004(g)        2003       2002        2001       2000
Net asset value, beginning of period                                   $5.88          $4.97      $5.96      $11.17     $13.45
Income from investment operations:
Net investment income (loss)                                              --            .03        .03         .01        .02
Net gains (losses) (both realized and unrealized)                        .45            .90       (.94)      (3.46)       .04
Total from investment operations                                         .45            .93       (.91)      (3.45)       .06
Less distributions:
Dividends from net investment income                                    (.04)          (.02)      (.08)         --       (.14)
Distributions from realized gains                                         --             --         --       (1.76)     (2.20)
Total distributions                                                     (.04)          (.02)      (.08)      (1.76)     (2.34)
Net asset value, end of period                                         $6.29          $5.88      $4.97      $ 5.96     $11.17

Ratios/supplemental data
Net assets, end of period (in millions)                                 $311           $276       $292        $462       $882
Ratio of expenses to average daily net assets(b)                       1.53%(c),(d)   1.65%      1.54%       1.28%      1.27%
Ratio of net investment income (loss) to average daily net assets       .17%(c)        .59%       .39%        .07%       .14%
Portfolio turnover rate (excluding short-term securities)                61%           147%       103%        303%       133%
Total return(e)                                                        7.58%(f)      18.79%    (15.55%)    (35.71%)    (2.79%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.55% for the six months ended April 30, 2004.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
23   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004(g)        2003       2002        2001       2000
Net asset value, beginning of period                                   $5.75          $4.88      $5.83      $11.04     $13.32
Income from investment operations:
Net investment income (loss)                                            (.01)           .02       (.02)       (.07)      (.08)
Net gains (losses) (both realized and unrealized)                        .41            .85       (.92)      (3.38)       .04
Total from investment operations                                         .40            .87       (.94)      (3.45)      (.04)
Less distributions:
Dividends from net investment income                                      --             --       (.01)         --       (.04)
Distributions from realized gains                                         --             --         --       (1.76)     (2.20)
Total distributions                                                       --             --       (.01)      (1.76)     (2.24)
Net asset value, end of period                                         $6.15          $5.75      $4.88      $ 5.83     $11.04

Ratios/supplemental data
Net assets, end of period (in millions)                                  $84            $76        $96        $188       $403
Ratio of expenses to average daily net assets(b)                       2.30%(c),(d)   2.43%      2.31%       2.05%      2.03%
Ratio of net investment income (loss) to average daily net assets      (.61%)(c)      (.16%)     (.34%)      (.70%)     (.62%)
Portfolio turnover rate (excluding short-term securities)                61%           147%       103%        303%       133%
Total return(e)                                                        6.96%(f)      17.83%    (16.16%)    (36.19%)    (3.51%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.33% for the six months ended April 30, 2004.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
24   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004(h)        2003       2002        2001       2000(b)
Net asset value, beginning of period                                   $5.72          $4.85      $5.84      $11.05     $12.43
Income from investment operations:
Net investment income (loss)                                              --            .02       (.02)       (.07)      (.04)
Net gains (losses) (both realized and unrealized)                        .39            .85       (.92)      (3.38)     (1.34)
Total from investment operations                                         .39            .87       (.94)      (3.45)     (1.38)
Less distributions:
Dividends from net investment income                                      --             --       (.05)         --         --
Distributions from realized gains                                         --             --         --       (1.76)        --
Total distributions                                                       --             --       (.05)      (1.76)        --
Net asset value, end of period                                         $6.11          $5.72      $4.85      $ 5.84     $11.05

Ratios/supplemental data
Net assets, end of period (in millions)                                   $1             $1         $1          $1        $--
Ratio of expenses to average daily net assets(c)                       2.28%(d),(e)   2.43%      2.31%       2.05%      2.03%(d)
Ratio of net investment income (loss) to average daily net assets      (.49%)(d)      (.17%)     (.35%)      (.64%)     (.83%)(d)
Portfolio turnover rate (excluding short-term securities)                61%           147%       103%        303%       133%
Total return(f)                                                        6.90%(g)      17.94%    (16.27%)    (36.15%)   (11.10%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.30% for the six months ended April 30, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
25   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004(b)
Net asset value, beginning of period                                   $6.60
Income from investment operations:
Net investment income (loss)                                             .01
Net gains (losses) (both realized and unrealized)                       (.29)
Total from investment operations                                        (.28)
Net asset value, end of period                                         $6.32

Ratios/supplemental data
Net assets, end of period (in millions)                                   $4
Ratio of expenses to average daily net assets(c)                       1.03%(d)
Ratio of net investment income (loss) to average daily net assets      3.07%(d)
Portfolio turnover rate (excluding short-term securities)                61%
Total return(e)                                                       (4.24%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
26   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004(g)        2003       2002        2001       2000
Net asset value, beginning of period                                   $5.91          $4.99      $5.99      $11.19     $13.46
Income from investment operations:
Net investment income (loss)                                             .01            .03        .04         .02        .04
Net gains (losses) (both realized and unrealized)                        .44            .92       (.95)      (3.46)       .05
Total from investment operations                                         .45            .95       (.91)      (3.44)       .09
Less distributions:
Dividends from net investment income                                    (.04)          (.03)      (.09)         --       (.16)
Distributions from realized gains                                         --             --         --       (1.76)     (2.20)
Total distributions                                                     (.04)          (.03)      (.09)      (1.76)     (2.36)
Net asset value, end of period                                         $6.32          $5.91      $4.99      $ 5.99     $11.19

Ratios/supplemental data
Net assets, end of period (in millions)                                  $31            $30        $69         $71       $114
Ratio of expenses to average daily net assets(b)                       1.34%(c),(d)   1.45%      1.37%       1.11%      1.10%
Ratio of net investment income (loss) to average daily net assets       .30%(c)       1.07%       .61%        .25%       .33%
Portfolio turnover rate (excluding short-term securities)                61%           147%       103%        303%       133%
Total return(e)                                                        7.68%(f)      19.14%    (15.43%)    (35.52%)    (2.57%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.37% for the six months ended April 30, 2004.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended April 30, 2004 (Unaudited).

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
27   --   AXP INTERNATIONAL FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP INTERNATIONAL SERIES, INC.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 1, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 1, 2004




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          July 1, 2004